UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 5, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-33135                68-0448219
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

     1141 South Rogers Circle, Suite 11, Boca Raton, FL            33487
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          (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:     (561) 750-0410


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement.

On September 6, 2006, Genco Power Solutions, Inc. ("Genco") paid $950,000 of principal it owed to HSK Funding, Inc. ("HSK") on a note executed on July 14, 2006. Pursuant to the terms of a letter agreement between HSK, Genco and Adsouth Partners, Inc. ( "Adsouth"), Adsouth sold to HSK 2,250,000 shares of the common stock of MFC Development Corp. then owned by the Registrant for $.40 a share or $900,000, the proceeds of which were used towards the repayment of the note.

On September 6, 2006, Genco executed a modification to a May 8, 2006 loan agreement between it and New Valu, Inc. ("New Valu"), an affiliate of HSK, which incorporated the modified terms pursuant to a letter agreement between New Valu, Adsouth and Genco. The letter agreement with New Value provided that Adsouth pledge 1,250,000 shares of MFC Development, Inc. common stock (the "MFC Stock") that it owns as additional security for the loan made on May 8, 2006 by New Valu to Genco. The letter agreement provides that Adsouth has a period of 45 days to sell or borrow against MFC Stock. In the event that Adsouth is unable to sell or borrow against the MFC Stock, then Adsouth has the right during the 45 day period to request that New Valu purchase or loan against the MFC Stock for a valuation at the lessor of market value or $.30 per share.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On September 6, 2006, John P. Acunto, Jr., was appointed the chief executive officer of Genco. Mr. Acunto will be compensated pursuant to his existing consulting agreement but as an employee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit  No.       Description of Exhibit

99.1 September 5, 2006 letter agreement between HSK Funding, Inc., Genco Power Solutions, Inc. and Adsouth Partners, Inc.

99.2 September 5, 2006 letter agreement between New Valu, Inc., Genco Power Solutions, Inc. and Adsouth Partners, Inc.

99.3 Modification to loan agreement between New Valu, Inc. and Genco Power Solutions, Inc.

99.4 Stock pledge agreement made by Adsouth Partners, Inc. and New Valu, Inc.

99.5 Consulting agreement between John P. Acunto, Jr. and Adsouth Partners, Inc. (1)

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(1)  Incorporated by reference to an 8-K filed on June 7, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADSOUTH PARTNERS, INC.
                                        (Registrant)


September 13, 2006                     By: /S/ Anton Lee Wingeier
                                           ----------------------
                                           Anton Lee Wingeier, CEO


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